UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 17, 2014 (November 13, 2014)

CRACKER BARREL OLD COUNTRY STORE, INC.

(Exact Name of Registrant as Specified in its Charter)

Tennessee	001-25225	62-0812904
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 Hartmann Drive, Lebanon, Tennessee		37087
(Address of Principal Executive Offices)		(Zip code)

(615) 444-5533

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2014 annual meeting of shareholders of Cracker Barrel Old Country Store, Inc., a Tennessee corporation (the “Company”), was held on November 13, 2014 (the “Annual Meeting”). On November 13, 2014, Broadridge Investor Communication Solutions, Inc., the inspector of elections for the Annual Meeting (“Broadridge”), delivered its certification of final voting results for the Annual Meeting to the Company. The voting results show that a total of 21,854,769 shares of the Company’s common stock, out of a total of 23,900,422 shares of common stock outstanding and entitled to vote, were present in person or represented by proxies at the Annual Meeting, and that the results for each proposal presented to shareholders at the Annual Meeting are as set forth below:

1. Election to the Company’s Board of Directors of 9 out of the following 9 director nominees:

	For	Withheld
Thomas H. Barr	17,681,322	34,566
James W. Bradford	11,902,111	*5,813,777
Sandra B. Cochran	12,932,959	*4,782,929
Glenn A. Davenport	17,682,403	33,485
Richard J. Dobkin	12,935,956	*4,779,932
Norman E. Johnson	12,937,887	*4,778,001
William W. McCarten	17,682,037	33,851
Coleman H. Peterson	17,666,184	49,704
Andrea M. Weiss	12,903,034	*4,812,854

*	The Company’s proxy solicitor, MacKenzie Partners, Inc. (“MacKenzie”), has informed the Company that MacKenzie determined that Biglari Capital Corp. and its affiliates (“Biglari Capital”) withheld 4,735,794 votes for each of Messrs. Bradford, Dobkin and Johnson and Mses. Cochran and Weiss.

The following 9 directors were elected at the Annual Meeting: Thomas H. Barr, James W. Bradford, Sandra B. Cochran, Glenn A. Davenport, Richard J. Dobkin, Norman E. Johnson, William W. McCarten, Coleman H. Peterson and Andrea M. Weiss. In addition, Broadridge has advised the Company that there were 4,138,881 broker non-votes on proposal 1.

2. Adoption of a non-binding advisory resolution on the Company’s executive compensation as described in the Company’s 2014 proxy statement (“say-on-pay”):

For	Against	Abstentions
12,704,074	*4,934,545	77,269

*	MacKenzie has informed the Company that MacKenzie determined that Biglari Capital cast 4,735,794 votes against the adoption of proposal 2.

In addition, Broadridge has advised the Company that there were 4,138,881 broker non-votes on proposal 2.

3. Ratification of the selection of Deloitte & Touche LLP as the Company’s registered independent public accounting firm for 2015:

For	Against	Abstentions
21,683,955	148,093	22,721

In addition, Broadridge has advised the Company that there were zero broker non-votes on proposal 3.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2014	CRACKER BARREL OLD COUNTRY STORE, INC.

	By:	/s/ Lawrence E. Hyatt
	Name:	Lawrence E. Hyatt
	Title:	Senior Vice President and Chief Financial Officer